Exhibit 10.01

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of May 20, 2016, by and among ALLIANCE ONE INTERNATIONAL, INC., a Virginia corporation (the “Company”), INTABEX NETHERLANDS B.V., a company formed under the laws of The Netherlands and a Subsidiary of the Company (the “Dutch Borrower”; together with the Company, collectively the “Borrowers,” and each individually, a “Borrower”), ALLIANCE ONE INTERNATIONAL AG, a Swiss corporation (“Alliance AG”), the Lenders (as defined below) party hereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (together with any successor administrative agent, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrowers, Alliance AG, the lenders party thereto (the “Lenders”), the Administrative Agent and others are parties to a Credit Agreement dated as of July 2, 2009 and amended and restated as of August 1, 2013, and as further amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 30, 2014, that certain Second Amendment to Amended and Restated Credit Agreement dated as of February 6, 2015 and that certain Third Amendment to Amended and Restated Credit Agreement dated as of June 2, 2015 (as further amended, restated, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”);
WHEREAS, the Company has requested that the Lenders approve certain amendments to the Credit Agreement, in each case as herein provided; and
WHEREAS, the Lenders party hereto have consented to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.
NOW, THEREFORE, it is agreed:
I.    Amendments to the Credit Agreement.
1.    The definition of “Consolidated EBIT” appearing in Section 1.1 of the Credit Agreement is hereby amended by adding the following text to the end thereof immediately following clause (xxi):
“plus (xxii) certain adjustments in respect of the Kenyan Discrepancies and in respect of legal and professional fees incurred as a result of such Kenyan Discrepancies in the amounts and for the corresponding fiscal quarters set forth in the following table:

	Kenyan Discrepancies	Legal and Professional Costs in Respect of Kenyan Discrepancies
3/31/2013	$(1,745,717)	$0

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6/30/2013	$2,198,708	$0
9/30/2013	$(1,492,481)	$0
12/31/2013	$4,681,765	$0
3/31/2014	$7,869,112	$0
6/30/2014	$1,834,281	$0
9/30/2014	$6,606,350	$0
12/31/2014	$449,593	$0
3/31/2015	$3,577,392	$0
6/30/2015	$5,263,723	$0
9/30/2015	$5,821,224	$0
12/31/2015	$0	$1,771,000
3/31/2016	$0	$6,129,000
6/30/2016	$0	$4,000,000
9/30/2016	$0	$3,500,000

2.    The definition of “Credit Document” appearing in Section 1.1 of the Credit Agreement is hereby amended by adding the text “, the Fourth Amendment,” immediately after the text “the Third Amendment” appearing therein.
3.    Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:
“Fourth Amendment” shall mean the Fourth Amendment to Amended and Restated Credit Agreement, dated as of May 20, 2016, by and among the Borrowers, Alliance AG, the lenders party thereto and the Administrative Agent.
“Kenyan Discrepancies” shall mean the discrepancies discovered by the Company with respect to its Kenyan subsidiary, Alliance One Tobacco (Kenya) Limited, and disclosed in news releases on November 7, 2015, February 4, 2016 and February 19, 2016.
4.    Section 5.9(a) of the Credit Agreement is hereby amended by amending and restating the table appearing therein as follows:

Period	Ratio
January 1, 2013 through and including June 30, 2013	1.90 to 1.00
July 1, 2013 through and including September 30, 2013	1.80 to 1.00
October 1, 2013 through and including December 31, 2013	1.85 to 1.00
January 1, 2014 through and including March 31, 2014	1.85 to 1.00
April 1, 2014 through and including September 30, 2014	1.70 to 1.00

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Period	Ratio
October 1, 2014 through and including March 31, 2015	1.50 to 1.00
April 1, 2015 through and including June 30, 2015	1.60 to 1.00
July1, 2015 through and including September 30, 2015	1.60 to 1.00
October 1, 2015 through and including December 31, 2015	1.65 to 1.00
January 1, 2016 through and including March 31, 2016	1.70 to 1.00
April 1, 2016 through and including December 31, 2016	1.90 to 1.00
January 1, 2017 through and including March 31, 2017	1.65 to 1.00
April 1, 2017 and thereafter	1.90 to 1.00

5.    Section 5.9(b) of the Credit Agreement is hereby amended by deleting the final row of the table appearing therein and inserting the following in lieu thereof:

Period	Ratio
January 1, 2017 through and including March 31, 2017	5.50 to 1.00
April 1, 2017 and thereafter	5.10 to 1.00

II.    Miscellaneous Provisions.
1.    In order to induce the Administrative Agent and the Lenders to enter into this Fourth Amendment, each Credit Party hereby represents and warrants that (i) subject to paragraph 10 below, no Default or Event of Default exists as of the Fourth Amendment Effective Date (as defined below), both immediately before and after giving effect to this Fourth Amendment on such date, (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date, both immediately before and after giving effect to this Fourth Amendment on such date, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date, (iii) the execution, delivery and performance of this Fourth Amendment has been duly authorized by all necessary action on the part of each Credit Party, has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each of them in accordance with its terms, except to the extent that the enforceability hereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (iv) the execution and delivery hereof by each Credit Party and the performance

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and observance by each Credit Party of the provisions hereof do not violate or conflict with (A) any organizational document of any Credit Party or (B) any Requirement of Law applicable to such Credit Party or result in a breach of any provision of or constitute a default under any Contractual Obligation of any Credit Party.
2.    The Credit Parties acknowledge and agree and hereby represent and warrant that (x) the Credit Agreement (as modified hereby) and each other Credit Document, and all Credit Party Obligations and Liens thereunder, are valid and enforceable against the Credit Parties in every respect and all of the terms and conditions thereof are legally binding upon the Credit Parties, in each case all without offset, counterclaims or defenses of any kind and (y) the perfected status and priority of each Lien and security interest created under any Credit Document remains in full force and effect in accordance with the requirements of the Credit Agreement and the other Credit Documents on a continuous basis, unimpaired, uninterrupted and undischarged, in each case as of the Fourth Amendment Effective Date, both immediately before and immediately after giving effect to this Fourth Amendment on such date.
3.    This Fourth Amendment is limited precisely as written and, except as expressly set forth herein, shall not constitute or be deemed to constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document and shall not prejudice any right or rights that the Administrative Agent or the Lenders may have now or in the future under or in connection with the Credit Agreement or any other Credit Document.
4.    This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.
5.    THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK.
6.    This Fourth Amendment shall become effective as of the first date (the “Fourth Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(a)    the Company shall have paid to the Administrative Agent for the benefit of each Lender which has executed and delivered a counterpart hereof as provided in following clause (b) on or prior to 5:00 p.m. on May 20, 2016, an amendment fee as set forth in the fee letter between the Company and the Administrative Agent dated May 3, 2016 and delivered in connection with this Fourth Amendment;
(b)    the Borrowers, Alliance AG, and the Lenders constituting the Required Lenders and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or

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other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Peixuan Wu (facsimile number: 212-354-8113 / e-mail address: peixuan.wu@whitecase.com); and
(c)    the Company shall have paid to the Administrative Agent all fees, costs and expenses (including, without limitation, legal fees and expenses of White & Case LLP) payable to the Administrative Agent to the extent due under the Credit Agreement and the Work Fee Letter between the Company and the Administrative Agent dated May 3, 2016 and delivered in connection with this Fourth Amendment.
7.    This Fourth Amendment constitutes a “Credit Document” for purposes of the Credit Agreement and the other Credit Documents. No provision of this Fourth Amendment may be amended, modified, waived or supplemented, except as provided in Section 9.1 of the Credit Agreement.
8.    By executing and delivering a copy hereof, each Credit Party hereby agrees that all Credit Party Obligations of the Credit Parties shall be fully guaranteed pursuant to the Guarantees and shall be fully secured pursuant to the Credit Documents, in each case in accordance with the respective terms and provisions thereof and that this Fourth Amendment does not in any manner constitute a novation of any Credit Party Obligations under any of the Credit Documents.
9.    From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
10.    Upon the occurrence of the Fourth Amendment Effective Date, the Required Lenders hereby waive any Event of Default that may have occurred prior to the effectiveness of this Fourth Amendment with respect to Sections 5.9(a) and (b) of the Credit Agreement for any Calculation Period ended on or prior to March 31, 2016 but on or after March 31, 2013 as a result of the Kenyan Discrepancies; provided that no such waiver is granted for Sections 5.9(a) and (b) of the Credit Agreement for any Calculation Period specified in this Section 10 to the extent that an Event of Default would still have occurred thereunder if such calculation was made after giving effect to this Fourth Amendment.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first written above.

COMPANY:

ALLIANCE ONE INTERNATIONAL, INC.

By:	/s/ Joel Thomas
Name:	Joel Thomas
Title:	Executive Vice President & Chief Financial Officer

By:	/s/ B. Lynne Finney
Name:	B. Lynne Finney
Title:	Assistant Treasurer

DUTCH BORROWER:

INTABEX NETHERLANDS B.V.

By:	/s/ Joel Thomas
Name:	Joel Thomas
Title:	Attorney

By:	/s/ B. Lynne Finney
Name:	B. Lynne Finney
Title:	Attorney

FOREIGN GUARANTOR:

ALLIANCE ONE INTERNATIONAL AG

By:	/s/ Joel Thomas
Name:	Joel Thomas
Title:	Authorized Signatory

Signature page to Fourth Amendment (Alliance One)

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent, as Swingline Lender, as Issuing Lender and as a Lender

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

Signature page to Fourth Amendment (Alliance One)

Americas 91224441 (2K)

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Goldman Sachs Bank USA

By:	/s/ Jerry Li

Name: Jerry Li
Title: Authorized Signatory

Signature page to Fourth Amendment (Alliance One)

Americas 91224441 (2K)

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

ING Belgium, Brussels, Geneva branch

By:	/s/ Serge Stolitza

Name: Serge Stolitza
Title: Group Head

[PLEASE DELETE THIS SIGNATURE BLOCK IF NOT REQUIRED BY YOUR INSTITUTION]

By:	/s/ Ko Osinga

Name: Ko Osinga
Title: Head of Credit Risk

Signature page to Fourth Amendment (Alliance One)

Americas 91224441 (2K)

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Natixis, New York Branch

By:	/s/ Alisa Trani

Name: Alisa Trani
Title: Director

By:	/s/ Paolo Salvi

Name: Paolo Salvi
Title: Executive Director

Signature page to Fourth Amendment (Alliance One)

Americas 91224441 (2K)

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG ALLIANCE ONE INTERNATIONAL, INC., INTABEX NETHERLANDS B.V., ALLIANCE ONE INTERNATIONAL AG, VARIOUS LENDERS AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

Name of Institution:

Standard Chartered Bank

By:	/s/ Rebecca Shen

Name: Rebecca Shen
Title: Executive Director
Standard Chartered Bank

Signature page to Fourth Amendment (Alliance One)

Americas 91224441 (2K)